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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): November 10, 2005


                               InfoNow Corporation
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                       00-19813                 04-3083360
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(State or Other Jurisdiction            (Commission             (IRS Employer
     of Incorporation)                 File Number)          Identification No.)


               1875 Lawrence Street, Suite 1100, Denver, CO 80202
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               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code: 303-293-0212
                                                            ------------

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.        Results of Operations and Financial Condition.

     On November 10, 2005, InfoNow Corporation issued a press release announcing financial results for the third fiscal quarter ended September 30, 2005. A copy of the press release is furnished to the United States Securities and Exchange Commission with this current report on Form 8-K as exhibit 99.1.

Item 9.01.        Financial Statements and Exhibits.

     (a) Financial Statements of Businesses Acquired.

     N/A

     (b) Pro Forma Financial Information.

     N/A

     (c) Shell Company Transactions.

     N/A

     (d) Exhibits.

     99.1 InfoNow Corporation earnings press release dated November 10, 2005.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        InfoNow Corporation


Date:    November 10, 2005              By:   /s/ James Medina
                                             -----------------------------------
                                        Name:    James Medina
                                        Title:   Interim Chief Financial Officer



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                                  Exhibit Index

Exhibit No.         Exhibit Description
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99.1                InfoNow Corporation earnings press release dated
                    November 10, 2005